DRAFT                                                               EXHIBIT 99.1


                      POPULAR MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2004-4

                             PRELIMINARY TERM SHEET

                               September [8], 2004


                                 [LOGO OMITTED]

                                 $[719,200,000]
                                  (Approximate)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

FRIEDMAN BILLINGS RAMSEY                                   RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703)469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 [LOGO OMITTED]
                                       FBR

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                       Popular Mortgage Pass-Through Trust,
                                                   Series 2004-4

                   Principal     WAL (Years)       Payment Window        Expected Rating        Interest         Principal
Class(1,4)        Balance ($)    Call/Mat(5)     (Mths) Call/Mat(5)    (Moody's/S&P/Fitch)        Type              Type
------------------------------------------------------------------------------------------------------------------------------------
   AF-1          [296,000,000]   [1.63/1.63]        [1-48/1-48]            Aaa/AAA/AAA         Floating(2)    Senior Sequential
   AF-2           [50,700,000]   [5.00/5.00]       [48-77/48-77]           Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-3           [39,700,000]   [8.24/8.69]      [77-109/77-137]          Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-4           [25,000,000]   [6.36/6.36]      [38-109/38-109]          Aaa/AAA/AAA           Fixed(3)         Senior NAS
   AV-1          [150,000,000]   [3.04/3.73]       [1-109/1-238]           Aaa/AAA/AAA         Floating(2)          Senior
   AV-2           [36,400,000]   [3.04/3.73]       [1-109/1-238]           Aaa/AAA/AAA         Floating(2)          Senior
    M-1           [43,000,000]   [5.95/6.58]      [37-109/37-200]           Aa2/AA/AA            Fixed(3)        Subordinate
    M-2           [34,000,000]   [5.95/6.53]      [37-109/37-185]             A2/A/A             Fixed(3)        Subordinate
    M-3            [8,700,000]   [5.94/6.47]      [37-109/37-167]            A3/A-/A-            Fixed(3)        Subordinate
    M-4            [7,200,000]   [5.96/6.46]      [37-109/37-161]         Baa1/BBB+/BBB+         Fixed(3)        Subordinate
    B-1            [7,200,000]   [2.80/2.80]       [30-37/30-37]           Baa2/BBB/BBB        Floating(2)       Subordinate
    B-2            [6,900,000]   [2.19/2.19]       [23-30/23-30]          Baa3/BBB-/BBB-       Floating(2)       Subordinate
    B-3            [7,200,000]         Not Publicly Offered                Ba1/BB+/BB+           Floating        Subordinate
    B-4            [7,200,000]         Not Publicly Offered                 Ba2/BB/BB            Floating        Subordinate
  TOTAL:         [719,200,000]
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 Class B-3 and Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans (as defined herein). The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1 and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein.
(5)   See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:
--------------------


                    FBR                                           FBR                                          FBR
                 ABS BANKING                              ABS TRADING/SYNDICATE                           ABS STRUCTURING
         Mike Ciuffo (703) 312-1889                  Salmaan Siddiqui (703) 469-1225               Anna Zuckerman (703) 469-1283
          Dane Smith (703) 312-1896

              STANDARD & POOR'S                                  MOODY'S                                       FITCH
         Steve Tencer (212) 438-2104                Amita Shrivastava (212) 553-2953                Andrew Chou (212) 908-0753

Depositor:                  Popular ABS, Inc.

Servicer:                   Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of Popular, Inc.

Co Lead Underwriters:       Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Greenwich Capital Markets, Inc.
                            ("RBS GREENWICH CAPITAL")

Co Underwriter:             Wachovia Capital Markets, LLC ("WACHOVIA")

Trustee/Custodian:          JPMorgan Chase Bank.



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        2


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:       The Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates (the "CLASS AF CERTIFICATES") and
                            the Class AV-1 and Class AV-2 Certificates (the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES". The Class M-1, Class M-2, Class M-3,
                            Class M-4, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "OFFERED
                            SUBORDINATE CERTIFICATES". The Offered Subordinate Certificates and the Class B-3 and Class B-4
                            Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The Senior
                            Certificates and the Offered Subordinate Certificates are collectively referred to herein as the
                            "OFFERED CERTIFICATES." The Class B-3 and Class B-4 Certificates will not be offered publicly.

Federal Tax Status:         It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:               August 31, 2004

Expected Pricing Date:      On or about September 15, 2004

Expected Closing Date:      On or about September 29, 2004

Expected Settlement Date    On or about September 29, 2004

Distribution Date:          The 25th day of each month (or if not a business day, the next  succeeding  business day)  commencing in October 2004.

Accrued Interest:           The price to be paid by investors for the Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2
                            Certificates will not include accrued interest (settling flat). The Class AF-2, Class AF-3, Class
                            AF-4, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will settle with accrued interest of
                            28 days.

Interest Accrual Period:    The interest accrual period for each Distribution Date with respect to the Class AF-1, Class AV-1,
                            Class AV-2, Class B-1 and Class B-2 Certificates will be the period beginning with the previous
                            Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each
                            Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class
                            M-3 and Class M-4 Certificates will be the calendar month preceding the month in which such
                            Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:          The Offered Certificates are expected to be ERISA eligible, so long as certain conditions are met as described further in the prospectus supplement.

Servicing Fee:              With respect to each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                With respect to each Distribution Date, the Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:       The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the
                            Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                            Loans as of the Cut-off Date.


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        3

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Pricing Prepayment Speed:    The Offered Certificates will be priced based on the following collateral prepayment assumptions:
                             FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                             ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:              As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately
                             $723,239,335.76, of which: (i) approximately $536,736,597.29 consisted of a pool of conforming and non-conforming balance fixed-rate mortgage loans (the "GROUP I MORTGAGE LOANS"), (ii) approximately
                             $150,075,998.53 consisted of a pool of conforming balance adjustable-rate mortgage loans (the "GROUP
                             II-A MORTGAGE LOANS") and (iii) approximately $36,426,739.94 consisted of a pool of conforming and non-conforming balance adjustable, rate mortgage loans (the "GROUP II-B MORTGAGE LOANS", together with the Group II-A Mortgage Loans, the "GROUP II MORTGAGE LOANS"). The Group I Mortgage Loans and the
                             Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:           The "PASS-THROUGH RATE" on each Class of Offered Certificates, Class B-3 Certificates and Class B-4
                             Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC
                             Cap.

Formula Rate:                The "FORMULA RATE" for the Class AF-1, Class AV-1, Class AV-2, Class B-1, Class B-2, Class B-3 and
                             Class B-4 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such
                             Class and (ii) 14.00%.

                             The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3 and
                             Class M-4 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net Mortgage Rate:  The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of (i)
                             the Servicing Fee rate and (ii) the Trustee Fee rate.





                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        4

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Net WAC Cap:                  The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:

                              a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                              b) with respect to the Class AF-2, Class AF-3, and Class AF-4 Certificates, the weighted average
                              Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF Cap").

                              c) with respect to the AV-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the
                              Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                              d) with respect to the AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the
                              Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                              e) with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the lesser of (i)
                              the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage
                              Loans as of the first day of the collection period for such Distribution Date, calculated on a
                              30/360 basis.

                              f) with respect to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the lesser of (i)
                              the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage
                              Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap Carryover         If on any Distribution Date the Pass-Through Rate for the Class AF-1, Class AV-1, Class AV-2, Class
Amount:                       B-1, Class B-2, Class B-3 or Class B-4 Certificates is limited by the related Net WAC Cap, the "NET
                              WAC CAP CARRYOVER AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover Amount will be paid on such
                              Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:           Consists of the following:
                              1.  Excess Cashflow
                              2.  Overcollateralization Amount and
                              3.  Subordination

Excess Cashflow:              The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization         The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal
Amount:                       balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates,
                              Class B-3 Certificates and Class B-4 Certificates. On the Closing Date, the Overcollateralization
                              Amount will be equal to approximately [0.55%] of the aggregate principal balance of the Mortgage
                              Loans as of the Cut-off Date. On each Distribution Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        5

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Targeted                      Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of (a)
Overcollateralization         approximately [3.15%] of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Amount:                       Date and (b) the Aggregate Class B Early Distribution Amount.

                              On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x)
                              approximately [14.20%] of the aggregate principal balance of the Mortgage Loans for the related
                              Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class
                              B-2, Class B-3 and Class B-4 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2, Class B-3 and Class B-4
                              Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the
                              Targeted Overcollateralization Amount for the previous Distribution Date.

Stepdown Date:                The earlier to occur of

                              1.  the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                              2.  the later to occur of
                                  a.  the Distribution Date occurring in October 2007 and
                                  b.  the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [39.90%].


Aggregate Class B Early       As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2,
Distribution Amount:          Class B-3 and Class B-4 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6), 7) and 8) of "Priority of Distributions".

Senior Enhancement            The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution Date is equal to (a) the sum of the aggregate
Percentage:                   principal balance of the Subordinate Certificates and the Overcollateralization Amount divided by
                              (b) the aggregate principal balance of the Mortgage Loans.

Expected Credit Support                Initial Credit Support                     Expected Credit Support
Percentages:                              On Closing Date                        On or After Stepdown Date
                              ----------------------------------------------------------------------------------
                                  CLASS                  PERCENT             CLASS                   PERCENT

                                 Class A                 [17.35%]            Class A                 [39.90%]
                                Class M-1                [11.40%]           Class M-1                [28.00%]
                                Class M-2                 [6.70%]           Class M-2                [18.60%]
                                Class M-3                 [5.50%]           Class M-3                [16.20%]
                                Class M-4                 [4.50%]           Class M-4                [14.20%]
                                Class B-1                 [3.50%]           Class B-1                [12.20%]
                                Class B-2                 [2.55%]           Class B-2                [10.30%]
                                Class B-3                 [1.55%]           Class B-3                [8.30%]
                                Class B-4                 [0.55%]           Class B-4                [6.30%]
                              ----------------------------------------------------------------------------------




                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        6

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Trigger Event:                A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i)
                              the six month rolling average 60+ delinquency percentage equals or exceeds [ ]% of the current
                              Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

                                 Distribution Date Occurring In                                 Percentage
                              ------------------------------------------------------------------------------------------------------
                                  October 2007-September 2008               [ ]% (or [ ]% if the principal balance of the Class
                                                                            B-1, Class B-2, Class B-3 and Class B-4 Certificates
                                                                            has been reduced to zero and no part of that reduction
                                                                            was due to the application of Realized Loss amounts)
                                                                            for the first month plus an additional 1/12th of [ ]%
                                                                            (or 1/12th of [ ]% if the aggregate principal balance
                                                                            of the Class B-1, Class B-2, Class B-3 and Class B-4
                                                                            Certificates has been reduced to zero and no part of
                                                                            that reduction was due to the application of Realized
                                                                            Loss amounts) for each month thereafter
                              ------------------------------------------------------------------------------------------------------
                                  October 2008- September 2009              [ ]% for the first month plus an additional 1/12th of
                                                                            [ ]% for each month thereafter
                              ------------------------------------------------------------------------------------------------------
                                  October 2009- September 2010              [ ]% for the first month plus an additional 1/12th of
                                                                            [ ]% for each month thereafter
                              ------------------------------------------------------------------------------------------------------
                                  October 2010 and thereafter               [ ]%
                              ------------------------------------------------------------------------------------------------------

Realized Losses:              If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such insufficiency is a
                              "REALIZED LOSS." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the
                              Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, then to the Class B-3
                              Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the
                              Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates.

Priority of Distributions:    Available funds from the Mortgage Loans will be distributed as follows:

                              1)   Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the
                                   Senior Certificates pro rata, generally from interest collected from the related loan group
                                   (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2
                                   Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates, eighth, monthly interest to the Class B-2 Certificates, ninth, monthly interest to the Class B-3
                                   Certificates and tenth, monthly interest to the Class B-4 Certificates.

                              2)   Principal funds, as follows: monthly principal to the Senior Certificates as described under
                                   "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups), as described under
                                   "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under
                                   "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under
                                   "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under
                                   "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under
                                   "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under
                                   "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under
                                   "Principal Paydown", then monthly principal to the Class B-3 Certificates as described under
                                   "Principal Paydown", and lastly, monthly principal to the Class B-4 Certificates as described under "Principal Paydown."




                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        7

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
                              3)   Excess Cashflow as follows in the following order:

                                   a.  any remaining unpaid interest to the Senior Certificates pro rata.

                                   b.  as principal to the Offered Certificates, Class B-3 Certificates and Class B-4 Certificates
                                       to build or maintain O/C as described under "Principal Paydown".

                                   c.  any previously unpaid interest to the Class M-1 Certificates.

                                   d.  any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                   e.  any previously unpaid interest to the Class M-2 Certificates.

                                   f.  any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                   g.  any previously unpaid interest to the Class M-3 Certificates.

                                   h.  any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                   i.  any previously unpaid interest to the Class M-4 Certificates.

                                   j.  any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                   k.  any previously unpaid interest to the Class B-1 Certificates.

                                   l.  any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                   m.  any previously unpaid interest to the Class B-2 Certificates.

                                   n.  any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                   o.  any previously unpaid interest to the Class B-3 Certificates.

                                   p.  any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                                   q.  any previously unpaid interest to the Class B-4 Certificates.

                                   r.  any unpaid applied Realized Loss amount to the Class B-4 Certificates.

                              4)   Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the
                                   Class AF-1, Class AV-1, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates,
                                   pro rata.

                              5)   Any remaining Excess Cashflow to the Class B-4 as principal until its principal balance has been reduced to zero.

                              6)   Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                              7)   Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                              8)   Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                              9)   Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-3 and
                                   Class B-4 Certificates) as described in the pooling agreement.




                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        8

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Principal Paydown:            1)   Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the
                                   Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups).
                                   After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates,
                                   iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class B-1 Certificates,
                                   vi) the Class B-2 Certificates, vii) the Class B-3 Certificates and viii) the Class B-4
                                   Certificates.

                              2)   On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered
                                   Certificates, the Class B-3Certificates and the Class B-4 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior
                                   Certificates, generally pro rata, based on the principal collected from the related loan groups
                                   (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least [39.90]% credit enhancement, second to the
                                   Class M-1 Certificates such that the Class M-1 Certificates will have at least [28.00]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [18.00]% credit enhancement, fourth to the Class M-3 Certificates such that the Class
                                   M-3 Certificates will have at least [16.20]% credit enhancement, fifth to the Class M-4
                                   Certificates such that the Class M-4 Certificates will have at least [14.20]% credit enhancement, sixth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least [12.20]% credit enhancement, seventh to the Class B-2 Certificates such that the Class
                                   B-2 Certificates will have at least [10.30]% credit enhancement, eighth to the Class B-3
                                   Certificates such that the Class B-3 Certificates will have at least [8.30]% credit enhancement and ninth to the Class B-4 Certificates such that the Class B-4 Certificates will have at least
                                   [6.30]% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AF Principal            Principal allocated to the Class AF Certificates will be distributed in the following order of
Distribution:                 priority:

                              1.

                                  a.   To the Class AF-4 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                                       Month                          Lockout Percentage
                                       ----------------------------------------------------------------------------
                                                       1 - 36                                  0%
                                                      37 - 60                                 45%
                                                      61 - 72                                 80%
                                                      73 - 84                                100%
                                                      85 - 108                               300%
                                       ----------------------------------------------------------------------------

                                  b.   To the Class AF-4 Certificates, 100% of the principal allocated to the Class AF
                                       Certificates in or after month 109.

                              2.  Sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates until their respective principal balances are reduced to zero.






                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        9

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AV-1 Yield            On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:      (the "COUNTERPARTY") for the benefit of the Class AV-1 Certificates (the "CLASS AV-1 YIELD
                            MAINTENANCE AGREEMENT"). The notional balance of the Class AV-1 Yield Maintenance Agreement on each
                            Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [2.225]%. The Class AV-1 Yield Maintenance
                            Agreement will terminate after the Distribution Date in [July 2007]. Any payments received from the
                            Class AV-1 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the
                            Class AV-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                                     Class AV-1 Yield Maintenance Agreement Schedule

                                       Period                Notional ($)                Period             Notional ($)
                            --------------------------------------------------------------------------------------------------------
                                          1                 150,075,998.53                 22              70,177,260.23
                                          2                 145,896,208.20                 23              10,284,966.59
                                          3                 141,832,025.13                 24               9,997,212.69
                                          4                 137,880,268.57                 25               9,717,444.71
                                          5                 134,037,844.94                 26               9,445,442.37
                                          6                 130,301,745.44                 27               9,180,991.44
                                          7                 126,669,043.70                 28               8,923,883.55
                                          8                 123,136,893.61                 29               8,673,916.11
                                          9                 119,702,527.03                 30               7,896,206.36
                                         10                 116,363,251.75                 31               7,674,976.14
                                         11                 113,116,449.35                 32               7,459,891.85
                                         12                 109,959,573.19                 33               7,250,783.81
                                         13                 106,890,146.53                 34               6,808,054.57
                                         14                 103,905,760.47
                                         15                 101,004,072.22
                                         16                  98,182,803.28
                                         17                  95,439,737.59
                                         18                  92,772,719.96
                                         19                  90,179,654.26
                                         20                  87,658,501.94
                                         21                  80,833,781.95
                            --------------------------------------------------------------------------------------------------------












                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        10

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AV-2 Yield            On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:      (the "COUNTERPARTY") for the benefit of the Class AV-2 Certificates (the "CLASS AV-2 YIELD
                            MAINTENANCE AGREEMENT"). The notional balance of the Class AV-2 Yield Maintenance Agreement on each
                            Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [2.225]%. The Class AV-2 Yield Maintenance
                            Agreement will terminate after the Distribution Date in [August 2007]. Any payments received from the
                            Class AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the
                            Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                                     Class AV-2 Yield Maintenance Agreement Schedule

                                       Period                Notional ($)                Period             Notional ($)
                            --------------------------------------------------------------------------------------------------------
                                          1                  36,426,739.94                 22               19,337 905.03
                                          2                  35,412,217.51                 23                2,810,116.33
                                          3                  34,425,755.70                 24                2,731,328.49
                                          4                  33,466,582.49                 25                2,654,731.51
                                          5                  32,533,946.91                 26                2,580,264.87
                                          6                  31,627,118.71                 27                2,507,869.66
                                          7                  30,745,387.50                 28                2,437,488.64
                                          8                  29,888,062.50                 29                2,369,066.13
                                          9                  29,054,471.77                 30                2,302,547.97
                                         10                  28,243,961.87                 31                2,237,881.51
                                         11                  27,455,897.23                 32                2,175,015.53
                                         12                  26,689,659.69                 33                2,113,900.23
                                         13                  25,944,648.09                 34                1,417,999.25
                                         14                  25,220,277.71                 35                  320,662.39
                                         15                  24,515,979.90
                                         16                  23,831,201.61
                                         17                  23,165,404.93
                                         18                  22,518,066.76
                                         19                  21,888,678.30
                                         20                  21,276,744.72
                                         21                  20,681,784.83
                            --------------------------------------------------------------------------------------------------------












                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        11

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AF-1-A Yield          On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:      (the "COUNTERPARTY") for the benefit of the Class AF-1 Certificates (the "CLASS AF-1-A YIELD
                            MAINTENANCE AGREEMENT"). The notional balance of the Class AF-1-A Yield Maintenance Agreement on each
                            Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [3.550]%. The Class AF-1-A Yield Maintenance
                            Agreement will terminate after the Distribution Date in [March 2007]. Any payments received from the
                            Class AF-1-A Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the
                            Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                                     Class AF-1-A Yield Maintenance Agreement Schedule

                                       Period                Notional ($)                Period             Notional ($)
                            --------------------------------------------------------------------------------------------------------
                                          1                  43,500,000.00                 22               43,500,000.00
                                          2                  43,500,000.00                 23               43,500,000.00
                                          3                  43,500,000.00                 24               42,458,563.64
                                          4                  43,500,000.00                 25               35,396,692.02
                                          5                  43,500,000.00                 26               28,470,549.99
                                          6                  43,500,000.00                 27               21,677,563.79
                                          7                  43,500,000.00                 28               15,015,208.04
                                          8                  43,500,000.00                 29                8,481,004.84
                                          9                  43,500,000.00                 30                2,072,522.84
                                         10                  43,500,000.00
                                         11                  43,500,000.00
                                         12                  43,500,000.00
                                         13                  43,500,000.00
                                         14                  43,500,000.00
                                         15                  43,500,000.00
                                         16                  43,500,000.00
                                         17                  43,500,000.00
                                         18                  43,500,000.00
                                         19                  43,500,000.00
                                         20                  43,500,000.00
                                         21                  43,500,000.00
                            --------------------------------------------------------------------------------------------------------










                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        12

Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AF-1-B Yield          On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:      (the "COUNTERPARTY") for the benefit of the Class AF-1 Certificates (the "CLASS AF-1-B YIELD
                            MAINTENANCE AGREEMENT"). The notional balance of the Class AF-1-B Yield Maintenance Agreement on each
                            Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [3.930]%. The Class AF-1-B Yield Maintenance
                            Agreement will terminate after the Distribution Date in [July 2008]. Any payments received from the
                            Class AF-1-B Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the
                            Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                                     Class AF-1-B Yield Maintenance Agreement Schedule

                                       Period                Notional ($)                Period             Notional ($)
                            --------------------------------------------------------------------------------------------------------
                                          1                 61,000,000.00                  25               61,000,000.00
                                          2                 61,000,000.00                  26               61,000,000.00
                                          3                 61,000,000.00                  27               61,000,000.00
                                          4                 61,000,000.00                  28               61,000,000.00
                                          5                 61,000,000.00                  29               61,000,000.00
                                          6                 61,000,000.00                  30               61,000,000.00
                                          7                 61,000,000.00                  31               56,787,376.41
                                          8                 61,000,000.00                  32               50,623,224.79
                                          9                 61,000,000.00                  33               44,577,771.21
                                         10                 61,000,000.00                  34               38,648,762.11
                                         11                 61,000,000.00                  35               32,833,986.31
                                         12                 61,000,000.00                  36               27,131,274.22
                                         13                 61,000,000.00                  37               21,538,497.09
                                         14                 61,000,000.00                  38               21,538,497.09
                                         15                 61,000,000.00                  39               19,826,700.69
                                         16                 61,000,000.00                  40               16,895,141.71
                                         17                 61,000,000.00                  41               14,023,364.14
                                         18                 61,000,000.00                  42               11,210,220.42
                                         19                 61,000,000.00                  43                8,454,584.97
                                         20                 61,000,000.00                  44                5,755,353.86
                                         21                 61,000,000.00                  45                3,111,444.34
                                         22                 61,000,000.00                  46                1,786,351.24
                                         23                 61,000,000.00                  47                  551,364.23
                                         24                 61,000,000.00
                            --------------------------------------------------------------------------------------------------------










                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        13


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class AV-1 Net WAC Cap

                           Class AV-1                                  Class AV-1                            Class AV-1
              Class AV-1  Effective Net                               Effective Net           Class AV-1    Effective Net
               Net WAC        WAC                    Class AV-1            WAC                 Net WAC          WAC
  Period      Cap(1)(3)   Cap(1)(2)(3)   Period    Net WAC Cap(1)(3)   Cap(1)(2)(3)  Period    Cap(1)(3)     Cap(1)(2)(3)
----------------------------------------------------------------------------------------------------------------------------
      1          7.21        14.00         38          11.13              11.13        75        12.46          12.46
      2          6.05        14.00         39          11.50              11.50        76        12.06          12.06
      3          6.25        14.00         40          11.19              11.19        77        12.06          12.06
      4          6.05        14.00         41          11.71              11.71        78        13.35          13.35
      5          6.05        14.00         42          12.52              12.52        79        12.06          12.06
      6          6.69        14.00         43          11.72              11.72        80        12.46          12.46
      7          6.05        14.00         44          12.11              12.11        81        12.06          12.06
      8          6.25        14.00         45          11.72              11.72        82        12.46          12.46
      9          6.05        14.00         46          12.12              12.12        83        12.06          12.06
     10          6.25        14.00         47          11.84              11.84        84        12.06          12.06
     11          6.05        14.00         48          11.84              11.84        85        12.46          12.46
     12          6.05        14.00         49          12.24              12.24        86        12.06          12.06
     13          6.25        14.00         50          11.84              11.84        87        12.46          12.46
     14          6.05        14.00         51          12.24              12.24        88        12.06          12.06
     15          6.25        14.00         52          11.85              11.85        89        12.06          12.06
     16          6.05        14.00         53          11.96              11.96        90        12.89          12.89
     17          6.05        14.00         54          13.24              13.24        91        12.06          12.06
     18          6.69        14.00         55          11.96              11.96        92        12.46          12.46
     19          6.05        14.00         56          12.36              12.36        93        12.06          12.06
     20          6.25        14.00         57          11.96              11.96        94        12.46          12.46
     21          6.05        14.00         58          12.36              12.36        95        12.06          12.06
     22          6.40        14.00         59          12.00              12.00        96        12.06          12.06
     23          8.57        10.85         60          12.00              12.00        97        12.46          12.46
     24          8.57        10.85         61          12.40              12.40        98        12.06          12.06
     25          8.85        11.14         62          12.00              12.00        99        12.46          12.46
     26          8.57        10.85         63          12.40              12.40       100        12.06          12.06
     27          8.85        11.14         64          12.00              12.00       101        12.06          12.06
     28          8.62        10.91         65          12.03              12.03       102        13.35          13.35
     29          9.66        11.95         66          13.32              13.32       103        12.06          12.06
     30         10.70        12.84         67          12.03              12.03       104        12.46          12.46
     31          9.69        11.83         68          12.43              12.43       105        12.06          12.06
     32         10.01        12.15         69          12.03              12.03       106        12.46          12.46
     33          9.69        11.83         70          12.43              12.43       107        12.06          12.06
     34         10.08        12.15         71          12.06              12.06       108        12.06          12.06
     35         11.13        11.13         72          12.06              12.06       109        12.46          12.46
     36         11.13        11.13         73          12.46              12.46
     37         11.50        11.50         74          12.06              12.06
----------------------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.






                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        14


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class AV-2 Net WAC Cap

                           Class AV-2                                  Class AV-2                            Class AV-2
              Class AV-2  Effective Net                               Effective Net           Class AV-2    Effective Net
               Net WAC        WAC                    Class AV-2            WAC                 Net WAC          WAC
  Period      Cap(1)(3)   Cap(1)(2)(3)   Period    Net WAC Cap(1)(3)   Cap(1)(2)(3)  Period    Cap(1)(3)     Cap(1)(2)(3)
----------------------------------------------------------------------------------------------------------------------------
      1          7.22        14.00         38           11.11            11.11        75        12.48          12.48
      2          6.05        14.00         39           11.48            11.48        76        12.08          12.08
      3          6.25        14.00         40           11.11            11.11        77        12.10          12.10
      4          6.05        14.00         41           11.55            11.55        78        13.40          13.40
      5          6.05        14.00         42           12.37            12.37        79        12.10          12.10
      6          6.70        14.00         43           11.57            11.57        80        12.50          12.50
      7          6.05        14.00         44           11.95            11.95        81        12.10          12.10
      8          6.25        14.00         45           11.57            11.57        82        12.50          12.50
      9          6.05        14.00         46           11.95            11.95        83        12.10          12.10
     10          6.25        14.00         47           11.75            11.75        84        12.10          12.10
     11          6.05        14.00         48           11.77            11.77        85        12.50          12.50
     12          6.05        14.00         49           12.17            12.17        86        12.10          12.10
     13          6.25        14.00         50           11.77            11.77        87        12.50          12.50
     14          6.05        14.00         51           12.17            12.17        88        12.10          12.10
     15          6.25        14.00         52           11.77            11.77        89        12.10          12.10
     16          6.05        14.00         53           11.90            11.90        90        12.94          12.94
     17          6.05        14.00         54           13.20            13.20        91        12.10          12.10
     18          6.70        14.00         55           11.92            11.92        92        12.50          12.50
     19          6.05        14.00         56           12.32            12.32        93        12.10          12.10
     20          6.25        14.00         57           11.92            11.92        94        12.51          12.51
     21          6.05        14.00         58           12.32            12.32        95        12.10          12.10
     22          6.25        14.00         59           11.99            11.99        96        12.10          12.10
     23          8.54        11.11         60           12.01            12.01        97        12.51          12.51
     24          8.54        11.11         61           12.41            12.41        98        12.10          12.10
     25          8.82        11.39         62           12.01            12.01        99        12.51          12.51
     26          8.54        11.11         63           12.41            12.41       100        12.10          12.10
     27          8.82        11.40         64           12.01            12.01       101        12.10          12.10
     28          8.54        11.11         65           12.03            12.03       102        13.40          13.40
     29          9.62        12.19         66           13.34            13.34       103        12.10          12.10
     30         10.65        13.22         67           12.05            12.05       104        12.51          12.51
     31          9.62        12.19         68           12.46            12.46       105        12.10          12.10
     32          9.94        12.51         69           12.05            12.05       106        12.51          12.51
     33          9.62        12.19         70           12.46            12.46       107        12.10          12.10
     34          9.94        11.71         71           12.08            12.08       108        12.10          12.10
     35         11.04        11.45         72           12.08            12.08       109        12.51          12.51
     36         11.11        11.11         73           12.48            12.48
     37         11.48        11.48         74           12.08            12.08
----------------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.














                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        15


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class AF-1 Net WAC Cap

                           Class AF-1                                  Class AF-1                            Class AF-1
              Class AF-1  Effective Net                               Effective Net           Class AF-1    Effective Net
               Net WAC        WAC                    Class AF-1            WAC                 Net WAC          WAC
  Period      Cap(1)(3)   Cap(1)(2)(3)   Period    Net WAC Cap(1)(3)   Cap(1)(2)(3)  Period    Cap(1)(3)     Cap(1)(2)(3)
----------------------------------------------------------------------------------------------------------------------------
      1          7.04        12.77         17           5.91              14.00        33         5.91          14.00
      2          5.91        11.71         18           6.54              14.00        34         6.11          14.00
      3          6.11        11.99         19           5.91              14.00        35         5.91          14.00
      4          5.91        11.91         20           6.11              14.00        36         5.91          14.00
      5          5.91        12.04         21           5.91              14.00        37         6.11          14.00
      6          6.54        12.83         22           6.11              14.00        38         5.91          14.00
      7          5.91        12.39         23           5.91              14.00        39         6.11          14.00
      8          6.11        12.82         24           5.91              14.00        40         5.91          14.00
      9          5.91        12.89         25           6.11              14.00        41         5.91          14.00
     10          6.11        13.37         26           5.91              14.00        42         6.32          14.00
     11          5.91        13.47         27           6.11              14.00        43         5.91          14.00
     12          5.91        13.79         28           5.91              14.00        44         6.11          14.00
     13          6.11        14.00         29           5.91              14.00        45         5.91          14.00
     14          5.91        14.00         30           6.54              14.00        46         6.11          14.00
     15          6.11        14.00         31           5.91              14.00        47         5.91          14.00
     16          5.91        14.00         32           6.11              14.00
----------------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.





















                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        16


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                 FWD 1        FWD 6                                         FWD 1        FWD 6       STATIC
                 Month        Month     STATIC       FORWARD                Month        Month        LIBOR       FORWARD
  Period        LIBOR %      LIBOR %   LIBOR (%)    LIBOR (%)    Period    LIBOR  %     LIBOR %        (%)        LIBOR (%)
------------------------------------------------------------------------------------------------------------------------------------
     1          1.7225       2.0800     3.27508      3.27508       56       5.1209       5.2424      2.46532      2.33915
     2          1.8419       2.2100     3.01534      2.92896       57       5.1571       5.2580      2.45120      2.28757
     3          1.9940       2.3358     3.05583      2.86736       58       5.1881       5.2686      2.46387      2.31000
     4          2.1475       2.4535     2.99545      2.69338       59       5.2235       5.2819      2.44797      2.27573
     5          2.2591       2.5635     2.98304      2.60529       60       5.2540       5.2917      2.44741      2.26029
     6          2.5163       2.6748     3.11389      2.61476       61       5.1689       5.2986      2.46071      2.30618
     7          2.4435       2.7456     2.95304      2.45638       62       5.1989       5.3281      2.44651      2.25334
     8          2.6261       2.8443     2.98219      2.38765       63       5.2277       5.3571      2.46015      2.27601
     9          2.6886       2.9159     2.91484      2.27254       64       5.2584       5.3848      2.44595      2.22256
    10          2.7666       2.9960     2.94028      2.27473       65       5.2872       5.4147      2.44583      2.22724
    11          2.9282       3.0835     2.87316      2.09944       66       5.3110       5.4396      2.48879      2.33151
    12          2.9442       3.1490     2.85156      2.07930       67       5.3386       5.4666      2.44594      2.19636
    13          2.9915       3.2263     2.88003      2.10523       68       5.3658       5.4796      2.46074      2.22102
    14          3.0822       3.3164     2.82183      1.91491       69       5.3925       5.4909      2.44651      2.16391
    15          3.1646       3.3998     2.84919      1.97289       70       5.4171       5.5010      2.46181      2.19072
    16          3.2511       3.4856     2.79209      1.84666       71       5.4429       5.5123      2.44756      2.14681
    17          3.3380       3.5719     2.77654      1.79270       72       5.4682       5.5213      2.44826      2.13022
    18          3.4196       3.6559     2.87826      1.95947       73       5.4120       5.5279      2.46437      2.17560
    19          3.5029       3.7402     2.74477      1.69594       74       5.4356       5.5517      2.45001      2.11589
    20          3.5873       3.7872     2.76517      1.72031       75       5.4551       5.5714      2.46662      2.14448
    21          3.6673       3.8286     2.71096      1.60519       76       5.4779       5.5930      2.45222      2.08394
    22          3.7504       3.8691     2.74711      1.65999       77       5.4995       5.6147      2.45352      2.08188
    23          3.8326       3.9038     3.01149      2.07747       78       5.5177       5.6339      2.50721      2.20925
    24          3.9145       3.9353     2.99189      2.03842       79       5.5402       5.6545      2.46552      2.05792
    25          3.7776       3.9638     3.00154      2.17337       80       5.5597       5.6619      2.48876      2.09368
    26          3.8373       4.0206     2.94735      2.08047       81       5.5784       5.6685      2.47940      2.03415
    27          3.9022       4.0836     2.95373      2.11755       82       5.5987       5.6742      2.50355      2.07140
    28          3.9651       4.1483     2.90076      2.03837       83       5.6178       5.6806      2.49436      2.01916
    29          4.0207       4.2021     2.87661      2.17573       84       5.6353       5.6853      2.50226      2.00720
    30          4.0779       4.2623     2.92966      2.33863       85       5.5817       5.6885      2.52786      2.06478
    31          4.1359       4.3209     2.82866      2.14530       86       5.5993       5.7056      2.51500      1.99806
    32          4.1943       4.3716     2.82444      2.18736       87       5.6140       5.7205      2.53799      2.03530
    33          4.2548       4.4226     2.77260      2.11666       88       5.6304       5.7377      2.52583      1.96802
    34          4.3131       4.4765     2.76627      2.16401       89       5.6462       5.7510      2.53210      1.96224
    35          4.3662       4.5214     2.76515      2.22393       90       5.6603       5.7660      2.57602      2.05720
    36          4.4242       4.5724     2.73717      2.21836       91       5.6759       5.7818      2.54630      1.93284
    37          4.4435       4.6172     2.72316      2.27199       92       5.6900       5.7945      2.57328      1.97491
    38          4.4948       4.6679     2.70354      2.25500       93       5.7061       5.8084      2.56271      1.90344
    39          4.5478       4.7191     2.71617      2.31236       94       5.7191       5.8226      2.59131      1.94828
    40          4.6001       4.7719     2.67477      2.27950       95       5.7322       5.8344      2.58131      1.88657
    41          4.6524       4.8201     2.65025      2.36005       96       5.7463       5.8484      2.59143      1.87226
    42          4.7021       4.8737     2.65640      2.45404       97       5.7570       5.8585      2.62250      1.92024
    43          4.7498       4.9197     2.59937      2.39195       98       5.7697       5.8699      2.61330      1.84513
    44          4.7967       4.9378     2.58798      2.41255       99       5.7821       5.8812      2.64606      1.89454
    45          4.8452       4.9552     2.54667      2.35919      100       5.7942       5.8935      2.63736      1.81795
    46          4.8924       4.9698     2.53335      2.38119      101       5.8070       5.9038      2.65021      1.81243
    47          4.9418       4.9839     2.49208      2.37649      102       5.8159       5.9162      2.72947      1.99905
    48          4.9784       4.9971     2.46404      2.36542      103       5.8280       5.9272      2.67757      1.78570
    49          4.8573       5.0042     2.47350      2.41356      104       5.8375       5.9380      2.71472      1.84132
    50          4.8978       5.0431     2.45925      2.36531      105       5.8490       5.9517      2.70716      1.75868
    51          4.9364       5.0840     2.47069      2.38299      106       5.8584       5.9617      2.74615      1.81698
    52          4.9735       5.1186     2.45648      2.33571      107       5.8683       5.9731      2.73902      1.74050
    53          5.0116       5.1551     2.45524      2.35015      108       5.8780       5.9849      2.75581      1.72696
    54          5.0463       5.1930     2.49335      2.43928      109       5.8977       5.9938      2.79766      1.78460
    55          5.0826       5.2277     2.45302      2.32000
------------------------------------------------------------------------------------------------------------------------------------
(1)  Assumes the Pricing Prepayment Speed to call.
(2)  Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-3 and Class B-4 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        17


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                  Breakeven Losses

                                                          Static LIBOR                        Forward LIBOR
                                                ---------------------------------    --------------------------------
                                                                    Cumulative                          Cumulative
  Class       Moody's        S&P       Fitch      Break CDR(1)      Losses(2)          Break CDR(1)      Losses(2)
---------------------------------------------------------------------------------------------------------------------
   M-1         [Aa2 ]       [AA]       [AA]          17.47%           17.66%              15.99%          16.70%
   M-2          [A2]         [A]        [A]          11.52%           13.33%              10.40%          12.39%
   M-3         [A3 ]        [A-]       [A-]          10.28%           12.27%               9.19%          11.29%
   M-4         [Baa1]      [BBB+]     [BBB+]          9.40%           11.47%               8.24%          10.38%
   B-1         [Baa2]       [BBB]      [BBB]          8.49%           10.61%               7.35%           9.48%
   B-2         [Baa3]      [BBB-]     [BBB-]          7.47%            9.60%               6.57%           8.65%
---------------------------------------------------------------------------------------------------------------------
(1) The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal

(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest is advanced on all defaulted loans









                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        18


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                      Bond Summary -- To Call
------------------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                3.00          2.11           1.63           1.32            1.13
Modified Duration (yrs)                  2.88          2.05           1.60           1.30            1.12
Principal Window (mths)                 1 - 96        1 - 63         1 - 48         1 - 33          1 - 28

CLASS AF-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               10.43          6.91           5.00           3.73            2.60
Modified Duration (yrs)                  7.92          5.69           4.32           3.32            2.39
Principal Window (mths)                96 - 154      63 - 112       48 - 77         33 - 59        28 - 35

CLASS AF-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               15.16         11.01           8.24           6.28            4.72
Modified Duration (yrs)                  9.93          7.99           6.41           5.14            4.02
Principal Window (mths)               154 - 198     112 - 142       77 - 109        59 - 87        35 - 71

CLASS AF-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.13          6.68           6.36           6.05            5.57
Modified Duration (yrs)                  5.83          5.52           5.30           5.09            4.76
Principal Window (mths)                37 - 113      37 - 111       38 - 109        44 - 87        51 - 71

CLASS AV-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                6.09          4.12           3.04           2.32            1.78
Modified Duration (yrs)                  5.46          3.82           2.87           2.22            1.72
Principal Window (mths)                1 - 198       1 - 142        1 - 109         1 - 87          1 - 71

CLASS AV-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                6.09          4.12           3.04           2.32            1.78
Modified Duration (yrs)                  5.45          3.81           2.87           2.22            1.72
Principal Window (mths)                1 - 198       1 - 142        1 - 109         1 - 87          1 - 71

CLASS M-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.08          7.82           5.95           4.95            4.54
Modified Duration (yrs)                  7.86          6.05           4.85           4.17            3.90
Principal Window (mths)                66 - 198      45 - 142       37 - 109        41 - 87        44 - 71

CLASS M-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.08          7.82           5.95           4.88            4.32
Modified Duration (yrs)                  7.80          6.01           4.83           4.11            3.71
Principal Window (mths)                66 - 198      45 - 142       37 - 109        39 - 87        41 - 71
------------------------------------------------------------------------------------------------------------------------





                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        19


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                      Bond Summary -- To Call
------------------------------------------------------------------------------------------------------------------------
CLASS M-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.06          7.81           5.94           4.86            4.24
Modified Duration (yrs)                  7.79          6.01           4.82           4.09            3.65
Principal Window (mths)                66 - 198      45 - 142       37 - 109        39 - 87        40 - 71

CLASS M-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.10          7.83           5.96           4.85            4.23
Modified Duration (yrs)                  7.81          6.03           4.84           4.08            3.64
Principal Window (mths)                66 - 198      46 - 142       37 - 109        38 - 87        40 - 71

CLASS B-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                2.23          2.45           2.80           3.07            3.11
Modified Duration (yrs)                  2.14          2.34           2.66           2.90            2.94
Principal Window (mths)                25 - 29       27 - 32        30 - 37         36 - 37        37 - 38

CLASS B-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                1.86          2.00           2.19           2.53            2.96
Modified Duration (yrs)                  1.77          1.90           2.08           2.38            2.76
Principal Window (mths)                20 - 25       22 - 27        23 - 30         26 - 36        31 - 37

------------------------------------------------------------------------------------------------------------------------








                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        20


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                      Bond Summary -- To Maturity
------------------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                3.00          2.11           1.63           1.32            1.13
Modified Duration (yrs)                  2.88          2.05           1.60           1.30            1.12
Principal Window (mths)                 1 - 96        1 - 63         1 - 48         1 - 33          1 - 28

CLASS AF-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               10.43          6.91           5.00           3.73            2.60
Modified Duration (yrs)                  7.92          5.69           4.32           3.32            2.39
Principal Window (mths)                96 - 154      63 - 112       48 - 77         33 - 59        28 - 35

CLASS AF-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               15.57         11.50           8.69           6.68            4.95
Modified Duration (yrs)                 10.09          8.23           6.67           5.40            4.18
Principal Window (mths)               154 - 230     112 - 174       77 - 137       59 - 113        35 - 98

CLASS AF-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.13          6.68           6.36           6.14            6.07
Modified Duration (yrs)                  5.83          5.52           5.30           5.16            5.12
Principal Window (mths)                37 - 113      37 - 111       38 - 109       44 - 109        51 - 96

CLASS AV-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.08          5.00           3.73           2.86            2.21
Modified Duration (yrs)                  6.13          4.47           3.42           2.67            2.09
Principal Window (mths)                1 - 338       1 - 293        1 - 238         1 - 194        1 - 162

CLASS AV-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.08          5.00           3.73           2.86            2.21
Modified Duration (yrs)                  6.12          4.46           3.41           2.67            2.08
Principal Window (mths)                1 - 338       1 - 293        1 - 238         1 - 194        1 - 162

CLASS M-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.97          8.61           6.58           5.46            4.97
Modified Duration (yrs)                  8.16          6.40           5.19           4.48            4.18
Principal Window (mths)                66 - 314      45 - 253       37 - 200       41 - 162        44 - 134

CLASS M-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.91          8.55           6.53           5.35            4.72
Modified Duration (yrs)                  8.08          6.34           5.13           4.39            3.97
Principal Window (mths)                66 - 300      45 - 236       37 - 185       39 - 149        41 - 123

------------------------------------------------------------------------------------------------------------------------




                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        21


Popular Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                      Bond Summary -- To Maturity
------------------------------------------------------------------------------------------------------------------------
CLASS M-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.84          8.48           6.47           5.29            4.60
Modified Duration (yrs)                  8.06          6.31           5.10           4.35            3.89
Principal Window (mths)                66 - 281      45 - 215       37 - 167       39 - 134        40 - 111

CLASS M-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.85          8.47           6.46           5.26            4.57
Modified Duration (yrs)                  8.07          6.31           5.11           4.33            3.87
Principal Window (mths)                66 - 274      46 - 208       37 - 161       38 - 129        40 - 107

CLASS B-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                2.23          2.45           2.80           3.07            3.11
Modified Duration (yrs)                  2.14          2.34           2.66           2.90            2.94
Principal Window (mths)                25 - 29       27 - 32        30 - 37         36 - 37        37 - 38

CLASS B-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                1.86          2.00           2.19           2.53            2.96
Modified Duration (yrs)                  1.77          1.90           2.08           2.38            2.76
Principal Window (mths)                20 - 25       22 - 27        23 - 30         26 - 36        31 - 37

------------------------------------------------------------------------------------------------------------------------









                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                        22


Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                       AGGREGATE MORTGAGE LOAN STATISTICS

                                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:                    $723,239,335.76
NUMBER OF LOANS:                                                  4,346

                                                                                MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                      $166,414.94       $24,949.23             $748,430.66
AVERAGE ORIGINAL LOAN AMOUNT:                               $166,953.06       $25,000.00             $750,000.00

WEIGHTED AVERAGE CURRENT LOAN RATE:                              6.662%           4.300%                  9.990%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                   6.545%           4.625%                  9.770%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                             12.988%          10.430%                 18.990%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                              6.805%           4.430%                  9.990%
WEIGHTED AVERAGE INITIAL RATE CAP:                               2.990%           1.000%                  3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP:                              1.259%           1.000%                  3.000%
WEIGHTED AVERAGE MONTHS TO ROLL (MONTHS):                            24                2                      36

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                            348               60                     360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                           345               57                     360
WEIGHTED AVERAGE SEASONING (MONTHS):                                  2                0                      27

WEIGHTED AVERAGE CREDIT SCORE:                                      652              525                     809
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                             81.77%            9.71%                 100.00%

ORIGINATION DATE:                                                           May 17, 2002           July 30, 2004
FIRST PAY DATE:                                                            June 17, 2002       September 2, 2004
MATURITY DATE:                                                               May 5, 2009          August 2, 2034

TOP PROPERTY STATE CONCENTRATIONS:                  20.95% California, 7.30% New York, 6.79% Illinois
MAXIMUM ZIP CODE CONCENTRATION:                     0.45% 08260


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 23

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRODUCT TYPE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
ARM 2/28                                                942         $162,087,248.53                  22.41
ARM 3/27                                                140           24,415,489.94                   3.38
Balloon 5 yr                                              8            1,706,063.01                   0.24
Balloon 10 yr                                            21            5,407,548.36                   0.75
Balloon 15 yr                                             7            1,452,966.82                   0.20
Fixed 10 yr                                               6              574,903.22                   0.08
Fixed 15 yr                                             173           20,025,737.52                   2.77
Fixed 20 yr                                             188           25,512,080.51                   3.53
Fixed 25 yr                                              12            1,946,960.89                   0.27
Fixed 30 yr                                           2,849          480,110,336.96                  66.38
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
RATE TYPE                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Adjustable                                            1,082         $186,502,738.47                  25.79
Fixed                                                 3,264          536,736,597.29                  74.21
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION TYPE                           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Balloon                                                  36           $8,566,578.19                   1.18
Fully Amortizing                                      4,310          714,672,757.57                  98.82
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DELINQUENCY                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Current                                               4,346         $723,239,335.76                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LIEN POSITION                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
First Lien                                            4,346         $723,239,335.76                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 24

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRINCIPAL BALANCE ($)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0.01 -  50,000.00                                  82           $3,554,713.71                   0.49
 50,000.01 - 100,000.00                               1,032           80,616,696.77                  11.15
100,000.01 - 150,000.00                               1,219          151,997,137.84                  21.02
150,000.01 - 200,000.00                                 780          135,945,967.49                  18.80
200,000.01 - 250,000.00                                 528          117,877,546.42                  16.30
250,000.01 - 300,000.00                                 311           85,599,066.23                  11.84
300,000.01 - 350,000.00                                 182           58,381,551.38                   8.07
350,000.01 - 400,000.00                                 103           38,571,655.83                   5.33
400,000.01 - 450,000.00                                  54           22,891,967.37                   3.17
450,000.01 - 500,000.00                                  39           18,632,976.71                   2.58
500,000.01 - 550,000.00                                   7            3,677,708.66                   0.51
550,000.01 - 600,000.00                                   5            2,868,905.10                   0.40
600,000.01 - 650,000.00                                   2            1,214,235.84                   0.17
650,000.01 - 700,000.00                                   1              660,775.75                   0.09
700,000.01 - 750,000.00                                   1              748,430.66                   0.10
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.001 -  4.500                                            9           $1,546,645.88                   0.21
4.501 -  5.000                                           52           11,607,383.36                   1.60
5.001 -  5.500                                          150           30,376,442.81                   4.20
5.501 -  6.000                                          657          138,263,454.57                  19.12
6.001 -  6.500                                          806          150,101,465.38                  20.75
6.501 -  7.000                                        1,178          193,168,491.74                  26.71
7.001 -  7.500                                          628           90,255,190.83                  12.48
7.501 -  8.000                                          548           74,640,514.08                  10.32
8.001 -  8.500                                          167           18,527,020.68                   2.56
8.501 -  9.000                                          112           11,727,720.49                   1.62
9.001 -  9.500                                           20            1,784,708.67                   0.25
9.501 - 10.000                                           19            1,240,297.27                   0.17
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                     MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 49 -  60                                                 8           $1,706,063.01                   0.24
109 - 120                                                27            5,982,451.58                   0.83
157 - 168                                                 4              502,507.18                   0.07
169 - 180                                               176           20,976,197.16                   2.90
217 - 228                                                 1              154,115.65                   0.02
229 - 240                                               187           25,357,964.86                   3.51
289 - 300                                                13            2,066,636.38                   0.29
325 - 336                                                 3              383,973.92                   0.05
337 - 348                                                16            2,163,489.29                   0.30
349 - 360                                             3,911          663,945,936.73                  91.80
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 25

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
SEASONING (MONTHS)                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0                                                 114          $18,161,453.92                   2.51
 1 - 12                                               4,208          701,873,795.80                  97.05
13 - 24                                                  22            2,973,927.99                   0.41
25 - 36                                                   2              230,158.05                   0.03
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
501 - 525                                                 3             $522,202.28                   0.07
526 - 550                                               124           15,649,728.15                   2.16
551 - 575                                               191           25,937,823.06                   3.59
576 - 600                                               451           68,531,944.92                   9.48
601 - 625                                               740          116,854,707.35                  16.16
626 - 650                                               931          152,256,272.43                  21.05
651 - 675                                               738          126,704,715.43                  17.52
676 - 700                                               533           97,069,229.23                  13.42
701 - 725                                               273           50,313,552.50                   6.96
726 - 750                                               170           30,038,583.32                   4.15
751 - 775                                               122           23,933,311.72                   3.31
776 - 800                                                61           13,020,431.02                   1.80
801 - 825                                                 9            2,406,834.35                   0.33
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV RATIO (%)                      MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 5.01 -  10.00                                            1               49,826.02                   0.01
10.01 -  15.00                                            3              190,084.54                   0.03
15.01 -  20.00                                            4              597,909.59                   0.08
20.01 -  25.00                                            8              844,147.70                   0.12
25.01 -  30.00                                           10              953,556.89                   0.13
30.01 -  35.00                                           17            1,859,606.97                   0.26
35.01 -  40.00                                           24            3,272,426.25                   0.45
40.01 -  45.00                                           23            2,715,206.56                   0.38
45.01 -  50.00                                           55            8,716,441.15                   1.21
50.01 -  55.00                                           71           11,010,607.09                   1.52
55.01 -  60.00                                           91           14,851,077.20                   2.05
60.01 -  65.00                                          160           28,277,808.37                   3.91
65.01 -  70.00                                          227           39,349,269.36                   5.44
70.01 -  75.00                                          308           54,789,166.80                   7.58
75.01 -  80.00                                        1,004          177,766,764.30                  24.58
80.01 -  85.00                                          581           99,214,956.24                  13.72
85.01 -  90.00                                          797          131,998,049.53                  18.25
90.01 -  95.00                                          393           59,628,967.84                   8.24
95.01 - 100.00                                          569           87,153,463.36                  12.05
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 26

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION TYPES                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Full Documentation                                    3,465         $556,198,857.55                  76.90
Stated Income                                           673          124,406,685.94                  17.20
Alt Documentation                                       110           21,999,804.14                   3.04
Lite Documentation                                       98           20,633,988.13                   2.85
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
No Prepayment Penalty                                   795         $117,230,434.64                  16.21
Prepayment Penalty                                    3,551          606,008,901.12                  83.79
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT GRADE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
A                                                     3,735         $635,650,733.66                  87.89
B                                                       353           53,678,256.38                   7.42
C                                                       258           33,910,345.72                   4.69
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================



                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
YEAR OF ORIGINATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
2002                                                     17           $2,217,129.93                   0.31
2003                                                     57            9,833,993.33                   1.36
2004                                                  4,272          711,188,212.50                  98.33
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================



                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Cashout Refinance                                     3,145         $532,226,741.65                  73.59
Purchase                                                644          106,652,454.96                  14.75
Rate/Term Refinance                                     557           84,360,139.15                  11.66
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 27

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Primary                                               4,034         $674,525,907.86                  93.26
Non-Owner Occupied                                      255           38,488,076.77                   5.32
Second Home                                              57           10,225,351.13                   1.41
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Single Family Detached                                3,792         $617,719,531.85                  85.41
2-4 Family                                              251           49,400,393.57                   6.83
Condominium                                             211           36,210,490.99                   5.01
Multi-Family                                             57           14,636,145.73                   2.02
Townhouse                                                23            3,402,394.77                   0.47
Row Home                                                 12            1,870,378.85                   0.26
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 0                                                      795         $117,230,434.64                  16.21
12                                                      182           37,546,113.34                   5.19
24                                                      551           98,613,433.40                  13.63
36                                                    1,779          300,131,124.14                  41.50
48                                                       19            3,498,064.20                   0.48
60                                                    1,020          166,220,166.04                  22.98
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 28

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GEOGRAPHIC LOCATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
California                                              637         $151,510,468.51                  20.95
New York                                                237           52,810,152.22                   7.30
Illinois                                                284           49,095,422.82                   6.79
Pennsylvania                                            264           33,833,042.83                   4.68
Florida                                                 233           33,739,770.51                   4.67
Virginia                                                184           31,315,105.01                   4.33
New Jersey                                              146           30,153,357.55                   4.17
Maryland                                                169           29,516,516.89                   4.08
Ohio                                                    222           27,696,243.18                   3.83
North Carolina                                          188           25,495,229.50                   3.53
Connecticut                                             114           21,897,683.38                   3.03
Michigan                                                165           20,663,582.55                   2.86
Minnesota                                                97           20,200,434.44                   2.79
Massachusetts                                            76           17,457,744.91                   2.41
Wisconsin                                               109           15,234,202.81                   2.11
Georgia                                                 109           15,223,401.70                   2.10
Nevada                                                   62           11,743,020.21                   1.62
Arizona                                                  91           11,703,032.71                   1.62
Missouri                                                100           10,816,271.96                   1.50
Rhode Island                                             51           10,365,651.77                   1.43
Kansas                                                   85           10,047,920.89                   1.39
Indiana                                                  90            9,716,945.55                   1.34
South Carolina                                           77            9,116,490.75                   1.26
South Dakota                                             83            8,927,164.47                   1.23
Tennessee                                                80            8,786,801.14                   1.21
Colorado                                                 41            8,255,130.59                   1.14
Washington                                               39            7,260,402.98                   1.00
Oregon                                                   43            6,846,934.33                   0.95
New Mexico                                               48            6,211,412.90                   0.86
Kentucky                                                 41            4,253,546.06                   0.59
Delaware                                                 25            3,682,934.23                   0.51
Texas                                                    28            3,090,502.89                   0.43
Utah                                                     18            2,656,153.28                   0.37
Montana                                                  17            2,412,612.50                   0.33
Maine                                                    15            2,324,273.87                   0.32
Idaho                                                    13            2,019,895.14                   0.28
Oklahoma                                                 17            1,713,066.70                   0.24
Iowa                                                     16            1,423,801.34                   0.20
New Hampshire                                             8            1,406,201.32                   0.19
Nebraska                                                 12            1,206,674.88                   0.17
North Dakota                                              9            1,205,876.52                   0.17
Wyoming                                                   2              129,312.14                   0.02
Vermont                                                   1               74,945.83                   0.01
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 29

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
MAXIMUM LOAN RATE (%)                         NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
 (ARMS ONLY)                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
10.001 - 10.500                                           1              244,791.03                   0.13
10.501 - 11.000                                           8            2,252,662.56                   1.21
11.001 - 11.500                                          31            7,576,443.23                   4.06
11.501 - 12.000                                         106           23,095,951.69                  12.38
12.001 - 12.500                                         175           34,949,031.71                  18.74
12.501 - 13.000                                         252           42,963,094.03                  23.04
13.001 - 13.500                                         172           26,565,678.46                  14.24
13.501 - 14.000                                         179           26,441,992.88                  14.18
14.001 - 14.500                                          66            8,489,167.20                   4.55
14.501 - 15.000                                          45            5,492,303.78                   2.94
15.001 - 15.500                                          13            1,640,845.35                   0.88
15.501 - 16.000                                          12            1,695,419.26                   0.91
16.001 - 16.500                                           8            2,287,921.88                   1.23
16.501 - 17.000                                           9            1,695,453.56                   0.91
17.501 - 18.000                                           4              815,144.41                   0.44
18.501 - 19.000                                           1              296,837.44                   0.16
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
MINIMUM LOAN RATE (%)                         NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
 (ARMS ONLY)                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.001 -  4.500                                            1             $244,791.03                   0.13
4.501 -  5.000                                           10            2,230,662.23                   1.20
5.001 -  5.500                                           31            7,341,906.59                   3.94
5.501 -  6.000                                          114           24,275,336.78                  13.02
6.001 -  6.500                                          202           40,638,295.33                  21.79
6.501 -  7.000                                          259           44,380,020.29                  23.80
7.001 -  7.500                                          186           29,323,017.11                  15.72
7.501 -  8.000                                          169           25,090,318.12                  13.45
8.001 -  8.500                                           59            7,595,046.12                   4.07
8.501 -  9.000                                           40            4,550,290.91                   2.44
9.001 -  9.500                                            8              632,724.30                   0.34
9.501 - 10.000                                            3              200,329.66                   0.11
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%) (ARMS ONLY)                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.501 -  5.000                                           10           $2,442,351.51                   1.31
5.001 -  5.500                                           28            6,017,995.33                   3.23
5.501 -  6.000                                           90           17,802,243.26                   9.55
6.001 -  6.500                                          676          114,078,058.78                  61.17
6.501 -  7.000                                          113           19,654,064.86                  10.54
7.001 -  7.500                                           86           14,607,980.22                   7.83
7.501 -  8.000                                           53            8,284,909.49                   4.44
8.001 -  8.500                                           16            2,259,004.25                   1.21
8.501 -  9.000                                            8            1,132,985.07                   0.61
9.001 -  9.500                                            1              101,085.85                   0.05
9.501 - 10.000                                            1              122,059.85                   0.07
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 30

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
INITIAL RATE CAP (%) (ARMS ONLY)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
1.00                                                      1              $67,903.51                   0.04
1.50                                                      3              837,370.71                   0.45
2.00                                                      3              437,355.43                   0.23
3.00                                                  1,075          185,160,108.82                  99.28
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%) (ARMS ONLY)           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
1.00                                                    501          $90,957,278.24                  48.77
1.25                                                      2              295,536.81                   0.16
1.50                                                    577           94,854,036.98                  50.86
2.00                                                      1               78,168.72                   0.04
3.00                                                      1              317,717.72                   0.17
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
MONTHS TO NEXT ADJUSTMENT                     NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
(ARMS ONLY)                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 1 - 12                                                  10           $1,338,908.87                   0.72
13 - 24                                                 933          160,826,508.38                  86.23
25 - 36                                                 139           24,337,321.22                  13.05
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 31

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                        GROUP I MORTGAGE LOAN STATISTICS

                                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:                $536,736,597.29
NUMBER OF LOANS:                                              3,264

                                                                                 MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                  $164,441.36            $24,949.23            $579,070.52
AVERAGE ORIGINAL LOAN AMOUNT:                           $164,995.54            $25,000.00            $580,000.00

WEIGHTED AVERAGE CURRENT LOAN RATE:                          6.625%                4.300%                 9.990%

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                        343                    60                    360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                       341                    57                    360
WEIGHTED AVERAGE SEASONING (MONTHS):                              2                     0                     24

WEIGHTED AVERAGE CREDIT SCORE:                                  656                   525                    809
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                         80.33%                 9.71%                100.00%

ORIGINATION DATE:                                                           July 26, 2002          July 29, 2004
FIRST PAY DATE:                                                         September 1, 2002      September 2, 2004
MATURITY DATE:                                                                May 5, 2009         August 2, 2034

TOP PROPERTY STATE CONCENTRATIONS:               23.62% California, 8.17% New York, 5.58% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION:                  0.37% 91709



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 32

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRODUCT TYPE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Balloon 5 yr                                              8           $1,706,063.01                   0.32
Balloon 10 yr                                            21            5,407,548.36                   1.01
Balloon 15 yr                                             7            1,452,966.82                   0.27
Fixed 10 yr                                               6              574,903.22                   0.11
Fixed 15 yr                                             173           20,025,737.52                   3.73
Fixed 20 yr                                             188           25,512,080.51                   4.75
Fixed 25 yr                                              12            1,946,960.89                   0.36
Fixed 30 yr                                           2,849          480,110,336.96                  89.45
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
RATE TYPE                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Fixed                                                 3,264         $536,736,597.29                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION TYPE                           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Balloon                                                  36           $8,566,578.19                   1.60
Fully Amortizing                                      3,228          528,170,019.10                  98.40
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DELINQUENCY                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Current                                               3,264         $536,736,597.29                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LIEN POSITION                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
First Lien                                            3,264         $536,736,597.29                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 33

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRINCIPAL BALANCE ($)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0.01 -  50,000.00                                  52           $2,269,133.93                   0.42
 50,000.01 - 100,000.00                                 800           62,335,711.17                  11.61
100,000.01 - 150,000.00                                 936          116,363,980.67                  21.68
150,000.01 - 200,000.00                                 579          101,104,155.88                  18.84
200,000.01 - 250,000.00                                 382           85,292,930.65                  15.89
250,000.01 - 300,000.00                                 226           62,135,027.53                  11.58
300,000.01 - 350,000.00                                 137           44,000,514.60                   8.20
350,000.01 - 400,000.00                                  77           28,844,671.70                   5.37
400,000.01 - 450,000.00                                  36           15,262,092.39                   2.84
450,000.01 - 500,000.00                                  31           14,814,498.29                   2.76
500,000.01 - 550,000.00                                   5            2,605,982.72                   0.49
550,000.01 - 600,000.00                                   3            1,707,897.76                   0.32
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.001 -  4.500                                            8           $1,301,854.85                   0.24
4.501 -  5.000                                           43            9,538,957.90                   1.78
5.001 -  5.500                                          118           22,879,134.80                   4.26
5.501 -  6.000                                          534          112,409,056.99                  20.94
6.001 -  6.500                                          595          107,607,564.30                  20.05
6.501 -  7.000                                          905          145,971,767.86                  27.20
7.001 -  7.500                                          469           66,450,141.67                  12.38
7.501 -  8.000                                          378           49,319,566.28                   9.19
8.001 -  8.500                                          113           11,593,500.44                   2.16
8.501 -  9.000                                           74            7,625,089.55                   1.42
9.001 -  9.500                                           11              999,995.04                   0.19
9.501 - 10.000                                           16            1,039,967.61                   0.19
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                     MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 49 -  60                                                 8           $1,706,063.01                   0.32
109 - 120                                                27            5,982,451.58                   1.11
157 - 168                                                 4              502,507.18                   0.09
169 - 180                                               176           20,976,197.16                   3.91
217 - 228                                                 1              154,115.65                   0.03
229 - 240                                               187           25,357,964.86                   4.72
289 - 300                                                12            1,946,960.89                   0.36
325 - 336                                                 1              153,815.87                   0.03
337 - 348                                                 8            1,054,738.47                   0.20
349 - 360                                             2,840          478,901,782.62                  89.22
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
SEASONING (MONTHS)                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0                                                  46           $6,747,717.57                   1.26
 1 - 12                                               3,204          528,123,702.55                  98.40
13 - 24                                                  14            1,865,177.17                   0.35
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 34

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
501 - 525                                                 1             $110,155.05                   0.02
526 - 550                                                85           10,497,422.95                   1.96
551 - 575                                               112           14,238,209.40                   2.65
576 - 600                                               304           44,449,122.24                   8.28
601 - 625                                               554           83,481,151.69                  15.55
626 - 650                                               705          112,384,751.17                  20.94
651 - 675                                               569           98,622,745.08                  18.37
676 - 700                                               414           74,909,438.64                  13.96
701 - 725                                               220           40,667,151.42                   7.58
726 - 750                                               133           22,390,209.37                   4.17
751 - 775                                               105           20,606,946.93                   3.84
776 - 800                                                54           12,201,904.47                   2.27
801 - 825                                                 8            2,177,388.88                   0.41
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV RATIO (%)                      MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 5.01 -  10.00                                            1               49,826.02                   0.01
10.01 -  15.00                                            3              190,084.54                   0.04
15.01 -  20.00                                            4              597,909.59                   0.11
20.01 -  25.00                                            7              779,612.90                   0.15
25.01 -  30.00                                            8              789,327.65                   0.15
30.01 -  35.00                                           17            1,859,606.97                   0.35
35.01 -  40.00                                           21            2,975,112.82                   0.55
40.01 -  45.00                                           22            2,585,634.59                   0.48
45.01 -  50.00                                           49            7,538,294.84                   1.40
50.01 -  55.00                                           64           10,266,732.66                   1.91
55.01 -  60.00                                           78           12,790,441.24                   2.38
60.01 -  65.00                                          141           24,807,037.92                   4.62
65.01 -  70.00                                          195           33,904,992.32                   6.32
70.01 -  75.00                                          250           44,733,482.34                   8.33
75.01 -  80.00                                          789          140,860,729.51                  26.24
80.01 -  85.00                                          434           72,322,771.05                  13.47
85.01 -  90.00                                          532           85,759,469.44                  15.98
90.01 -  95.00                                          288           41,306,457.92                   7.70
95.01 - 100.00                                          361           52,619,072.97                   9.80
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION TYPES                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Full Documentation                                    2,613         $413,772,610.99                  77.09
Stated Income                                           512           96,070,555.46                  17.90
Lite Documentation                                       80           15,980,759.29                   2.98
Alt Documentation                                        59           10,912,671.55                   2.03
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
No Prepayment Penalty                                   477          $62,908,891.65                  11.72
Prepayment Penalty                                    2,787          473,827,705.64                  88.28
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 35

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT GRADE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
A                                                     2,847         $478,729,568.64                  89.19
B                                                       253           37,517,904.79                   6.99
C                                                       164           20,489,123.86                   3.82
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
YEAR OF ORIGINATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
2002                                                     10           $1,262,199.76                   0.24
2003                                                     32            4,917,835.70                   0.92
2004                                                  3,222          530,556,561.83                  98.85
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Cashout Refinance                                     2,511         $419,638,787.44                  78.18
Rate/Term Refinance                                     405           59,790,075.34                  11.14
Purchase                                                348           57,307,734.51                  10.68
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Primary                                               3,083         $510,509,175.24                  95.11
Non-Owner Occupied                                      158           22,616,014.19                   4.21
Second Home                                              23            3,611,407.86                   0.67
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Single Family Detached                                2,899         $469,124,594.28                  87.40
2-4 Family                                              182           35,470,039.51                   6.61
Condominium                                             128           21,683,553.27                   4.04
Multi-Family                                             31            7,412,268.76                   1.38
Townhouse                                                13            1,583,653.95                   0.30
Row Home                                                 11            1,462,487.52                   0.27
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 0                                                      477          $62,908,891.65                  11.72
12                                                      134           27,216,589.32                   5.07
24                                                       67           11,815,256.17                   2.20
36                                                    1,572          268,860,889.03                  50.09
48                                                       19            3,498,064.20                   0.65
60                                                      995          162,436,906.92                  30.26
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 36

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GEOGRAPHIC LOCATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
California                                              537         $126,750,704.30                  23.62
New York                                                204           43,830,586.51                   8.17
Pennsylvania                                            225           29,947,564.61                   5.58
Florida                                                 206           29,026,457.63                   5.41
Illinois                                                163           26,923,632.19                   5.02
Virginia                                                160           26,860,617.63                   5.00
Maryland                                                141           24,381,134.95                   4.54
Ohio                                                    171           21,245,805.58                   3.96
Connecticut                                              97           18,331,693.42                   3.42
Minnesota                                                66           14,152,445.10                   2.64
North Carolina                                          119           14,103,315.22                   2.63
New Jersey                                               72           13,791,127.32                   2.57
Massachusetts                                            57           11,618,729.20                   2.16
Georgia                                                  85           11,321,160.79                   2.11
Nevada                                                   50            9,047,068.74                   1.69
Michigan                                                 77            8,538,355.70                   1.59
Kansas                                                   68            8,063,222.12                   1.50
Missouri                                                 76            7,961,095.19                   1.48
Arizona                                                  61            7,803,069.88                   1.45
Rhode Island                                             38            7,345,899.78                   1.37
South Carolina                                           60            7,173,682.08                   1.34
Tennessee                                                69            7,162,471.63                   1.33
Indiana                                                  66            6,803,648.44                   1.27
Oregon                                                   39            6,214,641.79                   1.16
New Mexico                                               44            5,775,447.92                   1.08
Colorado                                                 29            5,657,485.44                   1.05
Washington                                               30            5,635,666.46                   1.05
Wisconsin                                                40            5,352,156.55                   1.00
Kentucky                                                 35            3,697,648.09                   0.69
South Dakota                                             34            3,511,323.56                   0.65
Texas                                                    28            3,090,502.89                   0.58
Delaware                                                 20            2,893,739.74                   0.54
Utah                                                     16            2,455,653.58                   0.46
Maine                                                    14            2,100,042.92                   0.39
Montana                                                  11            1,625,108.31                   0.30
Oklahoma                                                 15            1,403,794.76                   0.26
Idaho                                                     8            1,310,456.64                   0.24
Iowa                                                     13            1,218,778.47                   0.23
New Hampshire                                             7            1,208,870.56                   0.23
Nebraska                                                  9              930,769.80                   0.17
North Dakota                                              2              316,192.02                   0.06
Wyoming                                                   1               79,883.95                   0.01
Vermont                                                   1               74,945.83                   0.01
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                3,264         $536,736,597.29                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 37

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                       GROUP II-A MORTGAGE LOAN STATISTICS

                                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:                   $150,075,998.53
NUMBER OF LOANS:                                                   906

                                                                                 MINIMUM               MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                     $165,646.80         $38,155.56            $603,400.24
AVERAGE ORIGINAL LOAN AMOUNT:                              $166,125.59         $38,250.00            $605,919.20

WEIGHTED AVERAGE CURRENT LOAN RATE:                             6.768%             4.430%                 9.990%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                  6.557%             4.650%                 9.770%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                            12.980%            10.430%                18.990%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                             6.800%             4.430%                 9.990%
WEIGHTED AVERAGE INITIAL RATE CAP:                              2.988%             1.000%                 3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP:                             1.257%             1.000%                 3.000%
WEIGHTED AVERAGE MONTHS TO ROLL (MONTHS):                           23                  2                     36

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                           360                300                    360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                          358                298                    360
WEIGHTED AVERAGE SEASONING (MONTHS):                                 2                  0                     25

WEIGHTED AVERAGE CREDIT SCORE:                                     641                525                    804
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                            86.30%             21.67%                100.00%

ORIGINATION DATE:                                                            June 3, 2002          July 30, 2004
FIRST PAY DATE:                                                            August 1, 2002      September 1, 2004
MATURITY DATE:                                                               June 1, 2029         August 1, 2034

TOP PROPERTY STATE CONCENTRATIONS:                 13.51% Illinois, 12.64% California, 7.26% New Jersey
MAXIMUM ZIP CODE CONCENTRATION:                    1.27% 08260


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 38

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRODUCT TYPE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
ARM 2/28                                                790         $130,905,258.95                  87.23
ARM 3/27                                                116           19,170,739.58                  12.77
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
RATE TYPE                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Adjustable                                              906         $150,075,998.53                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION TYPE                           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Fully Amortizing                                        906         $150,075,998.53                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DELINQUENCY                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Current                                                 906         $150,075,998.53                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LIEN POSITION                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
First Lien                                              906         $150,075,998.53                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================



                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRINCIPAL BALANCE ($)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0.01 -  50,000.00                                   9             $422,068.01                   0.28
 50,000.01 - 100,000.00                                 168           13,433,536.48                   8.95
100,000.01 - 150,000.00                                 264           33,429,054.08                  22.27
150,000.01 - 200,000.00                                 197           34,170,616.90                  22.77
200,000.01 - 250,000.00                                 144           32,131,418.29                  21.41
250,000.01 - 300,000.00                                  84           23,190,651.83                  15.45
300,000.01 - 350,000.00                                  33           10,301,926.89                   6.86
350,000.01 - 400,000.00                                   3            1,133,933.04                   0.76
400,000.01 - 450,000.00                                   3            1,259,392.77                   0.84
600,000.01 - 650,000.00                                   1              603,400.24                   0.40
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 39

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.001 -  4.500                                            1             $244,791.03                   0.16
4.501 -  5.000                                            6              846,095.24                   0.56
5.001 -  5.500                                           29            6,240,161.18                   4.16
5.501 -  6.000                                          108           20,252,307.27                  13.49
6.001 -  6.500                                          187           33,720,466.75                  22.47
6.501 -  7.000                                          247           39,001,774.36                  25.99
7.001 -  7.500                                          151           21,865,228.11                  14.57
7.501 -  8.000                                          135           20,086,343.02                  13.38
8.001 -  8.500                                           25            4,866,160.46                   3.24
8.501 -  9.000                                           12            2,303,109.79                   1.53
9.001 -  9.500                                            4              527,501.47                   0.35
9.501 - 10.000                                            1              122,059.85                   0.08
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                     MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
289 - 300                                                 1             $119,675.49                   0.08
325 - 336                                                 1              151,989.33                   0.10
337 - 348                                                 6              935,807.03                   0.62
349 - 360                                               898          148,868,526.68                  99.20
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
SEASONING (MONTHS)                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0                                                  55           $9,677,735.67                   6.45
 1 - 12                                                 844          139,310,466.50                  92.83
13 - 24                                                   6              935,807.03                   0.62
25 - 36                                                   1              151,989.33                   0.10
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
501 - 525                                                 1              $62,669.56                   0.04
526 - 550                                                26            4,189,851.05                   2.79
551 - 575                                                53            8,842,557.89                   5.89
576 - 600                                               128           19,700,453.40                  13.13
601 - 625                                               155           26,200,539.39                  17.46
626 - 650                                               186           29,995,299.93                  19.99
651 - 675                                               156           25,331,709.20                  16.88
676 - 700                                               102           18,636,598.58                  12.42
701 - 725                                                47            7,937,552.25                   5.29
726 - 750                                                31            5,952,064.57                   3.97
751 - 775                                                14            2,271,705.95                   1.51
776 - 800                                                 6              725,551.29                   0.48
801 - 825                                                 1              229,445.47                   0.15
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 40

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV RATIO (%)                      MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
20.01 -  25.00                                            1               64,534.80                   0.04
25.01 -  30.00                                            2              164,229.24                   0.11
35.01 -  40.00                                            3              297,313.43                   0.20
40.01 -  45.00                                            1              129,571.97                   0.09
45.01 -  50.00                                            5              770,254.98                   0.51
50.01 -  55.00                                            7              743,874.43                   0.50
55.01 -  60.00                                           11            1,646,805.79                   1.10
60.01 -  65.00                                           13            2,161,686.91                   1.44
65.01 -  70.00                                           27            4,357,870.90                   2.90
70.01 -  75.00                                           43            7,322,363.72                   4.88
75.01 -  80.00                                          177           28,638,487.42                  19.08
80.01 -  85.00                                          124           21,894,817.38                  14.59
85.01 -  90.00                                          219           36,343,080.42                  24.22
90.01 -  95.00                                           94           16,285,661.96                  10.85
95.01 - 100.00                                          179           29,255,445.18                  19.49
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION TYPES                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Full Documentation                                      723         $117,789,289.64                  78.49
Stated Income                                           133           23,211,225.57                  15.47
Alt Documentation                                        40            7,247,114.89                   4.83
Lite Documentation                                       10            1,828,368.43                   1.22
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
No Prepayment Penalty                                   260          $42,150,914.77                  28.09
Prepayment Penalty                                      646          107,925,083.76                  71.91
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT GRADE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
A                                                       762         $126,617,614.62                  84.37
B                                                        83           13,328,694.98                   8.88
C                                                        61           10,129,688.93                   6.75
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
YEAR OF ORIGINATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
2002                                                      5             $763,532.28                   0.51
2003                                                     23            4,747,813.58                   3.16
2004                                                    878          144,564,652.67                  96.33
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================



                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Cashout Refinance                                       536          $90,544,003.83                  60.33
Purchase                                                242           39,513,914.16                  26.33
Rate/Term Refinance                                     128           20,018,080.54                  13.34
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 41

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Primary                                                 803         $132,158,220.00                  88.06
Non-Owner Occupied                                       76           13,775,972.91                   9.18
Second Home                                              27            4,141,805.62                   2.76
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Single Family Detached                                  745         $118,687,939.45                  79.09
2-4 Family                                               60           12,772,279.74                   8.51
Condominium                                              71           11,292,712.68                   7.52
Multi-Family                                             25            6,563,101.22                   4.37
Townhouse                                                 5              759,965.44                   0.51
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 0                                                      260          $42,150,914.77                  28.09
12                                                       42            8,315,758.77                   5.54
24                                                      421           71,341,097.52                  47.54
36                                                      183           28,268,227.47                  18.84
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 42

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GEOGRAPHIC LOCATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Illinois                                                114          $20,279,433.10                  13.51
California                                               85           18,966,010.63                  12.64
New Jersey                                               57           10,893,460.78                   7.26
Michigan                                                 76           10,253,611.77                   6.83
North Carolina                                           61            9,320,130.03                   6.21
Wisconsin                                                60            8,539,064.02                   5.69
New York                                                 28            6,859,336.91                   4.57
Minnesota                                                29            5,610,609.75                   3.74
Massachusetts                                            17            4,844,247.37                   3.23
Ohio                                                     36            4,720,941.15                   3.15
Maryland                                                 24            4,595,536.88                   3.06
South Dakota                                             37            4,594,305.08                   3.06
Arizona                                                  28            3,523,798.75                   2.35
Florida                                                  21            3,501,455.09                   2.33
Pennsylvania                                             30            3,303,459.26                   2.20
Rhode Island                                             13            3,019,751.99                   2.01
Georgia                                                  20            2,990,369.64                   1.99
Connecticut                                              14            2,563,095.03                   1.71
Missouri                                                 20            2,550,775.70                   1.70
Virginia                                                 16            2,329,180.29                   1.55
Indiana                                                  18            2,215,493.54                   1.48
Colorado                                                 11            2,000,015.98                   1.33
Nevada                                                   11            1,947,520.81                   1.30
South Carolina                                           14            1,744,526.12                   1.16
Kansas                                                   11            1,669,131.87                   1.11
Washington                                                7            1,148,541.01                   0.77
Tennessee                                                 9              946,568.15                   0.63
Montana                                                   6              787,504.19                   0.52
North Dakota                                              5              738,267.46                   0.49
Idaho                                                     4              648,512.52                   0.43
Kentucky                                                  6              555,897.97                   0.37
Oregon                                                    3              519,063.37                   0.35
New Mexico                                                3              336,162.36                   0.22
Oklahoma                                                  2              309,271.94                   0.21
Delaware                                                  2              299,872.51                   0.20
Maine                                                     1              224,230.95                   0.15
Utah                                                      2              200,499.70                   0.13
New Hampshire                                             1              197,330.76                   0.13
Nebraska                                                  2              161,983.30                   0.11
Iowa                                                      1              117,602.61                   0.08
Wyoming                                                   1               49,428.19                   0.03
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 43

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
MAXIMUM LOAN RATE (%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
10.001 - 10.500                                           1              244,791.03                   0.16
10.501 - 11.000                                           4              653,899.02                   0.44
11.001 - 11.500                                          27            5,935,046.71                   3.95
11.501 - 12.000                                          92           17,658,212.43                  11.77
12.001 - 12.500                                         158           28,908,115.46                  19.26
12.501 - 13.000                                         231           36,358,376.88                  24.23
13.001 - 13.500                                         159           23,337,632.67                  15.55
13.501 - 14.000                                         145           20,972,626.19                  13.97
14.001 - 14.500                                          40            6,637,604.84                   4.42
14.501 - 15.000                                          21            3,890,358.52                   2.59
15.001 - 15.500                                           6            1,220,252.00                   0.81
15.501 - 16.000                                           5              793,594.93                   0.53
16.001 - 16.500                                           5            1,075,699.81                   0.72
16.501 - 17.000                                           7            1,277,806.19                   0.85
17.501 - 18.000                                           4              815,144.41                   0.54
18.501 - 19.000                                           1              296,837.44                   0.20
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
MINIMUM LOAN RATE (%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.001 -  4.500                                            1             $244,791.03                   0.16
4.501 -  5.000                                            7            1,008,332.01                   0.67
5.001 -  5.500                                           28            6,084,759.76                   4.05
5.501 -  6.000                                          100           18,867,210.85                  12.57
6.001 -  6.500                                          179           32,660,344.77                  21.76
6.501 -  7.000                                          236           36,971,068.40                  24.63
7.001 -  7.500                                          173           25,899,799.49                  17.26
7.501 -  8.000                                          135           19,664,039.14                  13.10
8.001 -  8.500                                           29            5,399,085.87                   3.60
8.501 -  9.000                                           14            2,778,995.22                   1.85
9.001 -  9.500                                            3              375,512.14                   0.25
9.501 - 10.000                                            1              122,059.85                   0.08
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%)                            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.501 -  5.000                                            8           $1,619,935.97                   1.08
5.001 -  5.500                                           25            5,054,705.42                   3.37
5.501 -  6.000                                           76           13,663,505.30                   9.10
6.001 -  6.500                                          561           91,725,369.09                  61.12
6.501 -  7.000                                           97           15,695,165.91                  10.46
7.001 -  7.500                                           76           12,009,228.35                   8.00
7.501 -  8.000                                           45            7,308,910.09                   4.87
8.001 -  8.500                                           13            2,006,175.43                   1.34
8.501 -  9.000                                            4              870,943.12                   0.58
9.501 - 10.000                                            1              122,059.85                   0.08
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 44

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
INITIAL RATE CAP (%)                        MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
1.000                                                     1              $67,903.51                   0.05
1.500                                                     3              837,370.71                   0.56
2.000                                                     2              359,186.71                   0.24
3.000                                                   900          148,811,537.60                  99.16
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
INITIAL RATE CAP (%)                        MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
1.000                                                     1              $67,903.51                   0.05
1.500                                                     3              837,370.71                   0.56
2.000                                                     2              359,186.71                   0.24
3.000                                                   900          148,811,537.60                  99.16
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
1.000                                                   429          $73,636,557.60                  49.07
1.250                                                     2              295,536.81                   0.20
1.500                                                   474           75,826,186.40                  50.53
3.000                                                     1              317,717.72                   0.21
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
 MONTHS TO NEXT ADJUSTMENT                  MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 1 - 12                                                   7           $1,087,796.36                   0.72
13 - 24                                                 783          129,817,462.59                  86.50
25 - 36                                                 116           19,170,739.58                  12.77
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   906         $150,075,998.53                 100.00
=====================================      =================      ==================      =================



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 45

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                       GROUP II-B MORTGAGE LOAN STATISTICS

                                             AS OF THE CUT-OFF DATE

TOTAL OUTSTANDING PRINCIPAL BALANCE:                    $36,426,739.94
NUMBER OF LOANS:                                                   176

                                                                                MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                     $206,970.11        $28,839.99             $748,430.66
AVERAGE ORIGINAL LOAN AMOUNT:                              $207,515.09        $28,900.00             $750,000.00

WEIGHTED AVERAGE CURRENT LOAN RATE:                             6.774%            4.625%                  9.880%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                  6.492%            4.625%                  9.400%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                            13.024%           10.580%                 16.990%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                             6.824%            4.625%                  9.880%
WEIGHTED AVERAGE INITIAL RATE CAP:                              2.998%            2.000%                  3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP:                             1.263%            1.000%                  2.000%
WEIGHTED AVERAGE MONTHS TO ROLL (MONTHS):                           24                 2                      36

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                           360               360                     360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                          358               333                     360
WEIGHTED AVERAGE SEASONING (MONTHS):                                 2                 0                      27

WEIGHTED AVERAGE CREDIT SCORE:                                     636               525                     786
WEIGHTED AVERAGE ORIGINAL LTV
RATIO:                                                          84.35%            45.96%                 100.00%

ORIGINATION DATE:                                                           May 17, 2002           July 23, 2004
FIRST PAY DATE:                                                            June 17, 2002       September 1, 2004
MATURITY DATE:                                                              May 17, 2032          August 1, 2034

TOP PROPERTY STATE CONCENTRATIONS:                  15.91% California, 15.01% New Jersey, 5.83% Virginia
MAXIMUM ZIP CODE CONCENTRATION:                     2.44% 08260


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 46

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRODUCT TYPE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
ARM 2/28                                                152          $31,181,989.58                  85.60
ARM 3/27                                                 24            5,244,750.36                  14.40
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
RATE TYPE                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Adjustable                                              176          $36,426,739.94                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION TYPE                           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Fully Amortizing                                        176          $36,426,739.94                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DELINQUENCY                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Current                                                 176          $36,426,739.94                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================



                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LIEN POSITION                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
First Lien                                              176          $36,426,739.94                 100.00
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRINCIPAL BALANCE ($)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0.01 -  50,000.00                                  21             $863,511.77                   2.37
 50,000.01 - 100,000.00                                  64            4,847,449.12                  13.31
100,000.01 - 150,000.00                                  19            2,204,103.09                   6.05
150,000.01 - 200,000.00                                   4              671,194.71                   1.84
200,000.01 - 250,000.00                                   2              453,197.48                   1.24
250,000.01 - 300,000.00                                   1              273,386.87                   0.75
300,000.01 - 350,000.00                                  12            4,079,109.89                  11.20
350,000.01 - 400,000.00                                  23            8,593,051.09                  23.59
400,000.01 - 450,000.00                                  15            6,370,482.21                  17.49
450,000.01 - 500,000.00                                   8            3,818,478.42                  10.48
500,000.01 - 550,000.00                                   2            1,071,725.94                   2.94
550,000.01 - 600,000.00                                   2            1,161,007.34                   3.19
600,000.01 - 650,000.00                                   1              610,835.60                   1.68
650,000.01 - 700,000.00                                   1              660,775.75                   1.81
700,000.01 - 750,000.00                                   1              748,430.66                   2.05
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 47

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.501 -  5.000                                            3           $1,222,330.22                   3.36
5.001 -  5.500                                            3            1,257,146.83                   3.45
5.501 -  6.000                                           15            5,602,090.31                  15.38
6.001 -  6.500                                           24            8,773,434.33                  24.09
6.501 -  7.000                                           26            8,194,949.52                  22.50
7.001 -  7.500                                            8            1,939,821.05                   5.33
7.501 -  8.000                                           35            5,234,604.78                  14.37
8.001 -  8.500                                           29            2,067,359.78                   5.68
8.501 -  9.000                                           26            1,799,521.15                   4.94
9.001 -  9.500                                            5              257,212.16                   0.71
9.501 - 10.000                                            2               78,269.81                   0.21
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                     MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
325 - 336                                                 1              $78,168.72                   0.21
337 - 348                                                 2              172,943.79                   0.47
349 - 360                                               173           36,175,627.43                  99.31
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
SEASONING (MONTHS)                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
      0                                                  13           $1,736,000.68                   4.77
 1 - 12                                                 160           34,439,626.75                  94.54
13 - 24                                                   2              172,943.79                   0.47
25 - 36                                                   1               78,168.72                   0.21
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
501 - 525                                                 1             $349,377.67                   0.96
526 - 550                                                13              962,454.15                   2.64
551 - 575                                                26            2,857,055.77                   7.84
576 - 600                                                19            4,382,369.28                  12.03
601 - 625                                                31            7,173,016.27                  19.69
626 - 650                                                40            9,876,221.33                  27.11
651 - 675                                                13            2,750,261.15                   7.55
676 - 700                                                17            3,523,192.01                   9.67
701 - 725                                                 6            1,708,848.83                   4.69
726 - 750                                                 6            1,696,309.38                   4.66
751 - 775                                                 3            1,054,658.84                   2.90
776 - 800                                                 1               92,975.26                   0.26
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 48

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV RATIO (%)                      MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
45.01 -  50.00                                            1              407,891.33                   1.12
55.01 -  60.00                                            2              413,830.17                   1.14
60.01 -  65.00                                            6            1,309,083.54                   3.59
65.01 -  70.00                                            5            1,086,406.14                   2.98
70.01 -  75.00                                           15            2,733,320.74                   7.50
75.01 -  80.00                                           38            8,267,547.37                  22.70
80.01 -  85.00                                           23            4,997,367.81                  13.72
85.01 -  90.00                                           46            9,895,499.67                  27.17
90.01 -  95.00                                           11            2,036,847.96                   5.59
95.01 - 100.00                                           29            5,278,945.21                  14.49
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION TYPES                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Full Documentation                                      129          $24,636,956.92                  67.63
Stated Income                                            28            5,124,904.91                  14.07
Alt Documentation                                        11            3,840,017.70                  10.54
Lite Documentation                                        8            2,824,860.41                   7.75
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
No Prepayment Penalty                                    58          $12,170,628.22                  33.41
Prepayment Penalty                                      118           24,256,111.72                  66.59
-------------------------------------      -----------------      ------------------      -----------------
TOTAL                                                   176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT GRADE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
A                                                       126          $30,303,550.40                  83.19
C                                                        33            3,291,532.93                   9.04
B                                                        17            2,831,656.61                   7.77
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
YEAR OF ORIGINATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
2002                                                      2             $191,397.89                   0.53
2003                                                      2              168,344.05                   0.46
2004                                                    172           36,066,998.00                  99.01
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Cashout Refinance                                        98          $22,043,950.38                  60.52
Purchase                                                 54            9,830,806.29                  26.99
Rate/Term Refinance                                      24            4,551,983.27                  12.50
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 49

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Primary                                                 148          $31,858,512.62                  87.46
Second Home                                               7            2,472,137.65                   6.79
Non-Owner Occupied                                       21            2,096,089.67                   5.75
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
Single Family Detached                                  148          $29,906,998.12                  82.10
Condominium                                              12            3,234,225.04                   8.88
2-4 Family                                                9            1,158,074.32                   3.18
Townhouse                                                 5            1,058,775.38                   2.91
Multi-Family                                              1              660,775.75                   1.81
Row Home                                                  1              407,891.33                   1.12
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 0                                                       58          $12,170,628.22                  33.41
12                                                        6            2,013,765.25                   5.53
24                                                       63           15,457,079.71                  42.43
36                                                       24            3,002,007.64                   8.24
60                                                       25            3,783,259.12                  10.39
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 50

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GEOGRAPHIC LOCATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
California                                               15           $5,793,753.58                  15.91
New Jersey                                               17            5,468,769.45                  15.01
Virginia                                                  8            2,125,307.09                   5.83
New York                                                  5            2,120,228.80                   5.82
North Carolina                                            8            2,071,784.25                   5.69
Illinois                                                  7            1,892,357.53                   5.19
Michigan                                                 12            1,871,615.08                   5.14
Ohio                                                     15            1,729,496.45                   4.75
Wisconsin                                                 9            1,342,982.24                   3.69
Florida                                                   6            1,211,857.79                   3.33
Connecticut                                               3            1,002,894.93                   2.75
Massachusetts                                             2              994,768.34                   2.73
Georgia                                                   4              911,871.27                   2.50
South Dakota                                             12              821,535.83                   2.26
Nevada                                                    1              748,430.66                   2.05
Indiana                                                   6              697,803.57                   1.92
Tennessee                                                 2              677,761.36                   1.86
Colorado                                                  1              597,629.17                   1.64
Pennsylvania                                              9              582,018.96                   1.60
Maryland                                                  4              539,845.06                   1.48
Delaware                                                  3              489,321.98                   1.34
Washington                                                2              476,195.51                   1.31
Minnesota                                                 2              437,379.59                   1.20
Arizona                                                   2              376,164.08                   1.03
Kansas                                                    6              315,566.90                   0.87
Missouri                                                  4              304,401.07                   0.84
South Carolina                                            3              198,282.55                   0.54
North Dakota                                              2              151,417.04                   0.42
Nebraska                                                  1              113,921.78                   0.31
Oregon                                                    1              113,229.17                   0.31
New Mexico                                                1               99,802.62                   0.27
Iowa                                                      2               87,420.26                   0.24
Idaho                                                     1               60,925.98                   0.17
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================



                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 51

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
MAXIMUM LOAN RATE (%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
10.501 - 11.000                                           4           $1,598,763.54                   4.39
11.001 - 11.500                                           4            1,641,396.52                   4.51
11.501 - 12.000                                          14            5,437,739.26                  14.93
12.001 - 12.500                                          17            6,040,916.25                  16.58
12.501 - 13.000                                          21            6,604,717.15                  18.13
13.001 - 13.500                                          13            3,228,045.79                   8.86
13.501 - 14.000                                          34            5,469,366.69                  15.01
14.001 - 14.500                                          26            1,851,562.36                   5.08
14.501 - 15.000                                          24            1,601,945.26                   4.40
15.001 - 15.500                                           7              420,593.35                   1.15
15.501 - 16.000                                           7              901,824.33                   2.48
16.001 - 16.500                                           3            1,212,222.07                   3.33
16.501 - 17.000                                           2              417,647.37                   1.15
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
MINIMUM LOAN RATE (%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.501 -  5.000                                            3           $1,222,330.22                   3.36
5.001 -  5.500                                            3            1,257,146.83                   3.45
5.501 -  6.000                                           14            5,408,125.93                  14.85
6.001 -  6.500                                           23            7,977,950.56                  21.90
6.501 -  7.000                                           23            7,408,951.89                  20.34
7.001 -  7.500                                           13            3,423,217.62                   9.40
7.501 -  8.000                                           34            5,426,278.98                  14.90
8.001 -  8.500                                           30            2,195,960.25                   6.03
8.501 -  9.000                                           26            1,771,295.69                   4.86
9.001 -  9.500                                            5              257,212.16                   0.71
9.501 - 10.000                                            2               78,269.81                   0.21
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%)                            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
4.501 - 5.000                                             2             $822,415.54                   2.26
5.001 - 5.500                                             3              963,289.91                   2.64
5.501 - 6.000                                            14            4,138,737.96                  11.36
6.001 - 6.500                                           115           22,352,689.69                  61.36
6.501 - 7.000                                            16            3,958,898.95                  10.87
7.001 - 7.500                                            10            2,598,751.87                   7.13
7.501 - 8.000                                             8              975,999.40                   2.68
8.001 - 8.500                                             3              252,828.82                   0.69
8.501 - 9.000                                             4              262,041.95                   0.72
9.001 - 9.500                                             1              101,085.85                   0.28
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
INITIAL RATE CAP (%)                        MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
2.000                                                     1              $78,168.72                   0.21
3.000                                                   175           36,348,571.22                  99.79
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================


                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 52

Popular Mortgage Pass-Through Trust Series 2004-4
Preliminary Term Sheet                                                                                             September 8, 2004
------------------------------------------------------------------------------------------------------------------------------------



                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
1.000                                                    72          $17,320,720.64                  47.55
1.500                                                   103           19,027,850.58                  52.24
2.000                                                     1               78,168.72                   0.21
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
MONTHS TO NEXT ADJUSTMENT                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      -----------------      ------------------      -----------------
 1 - 12                                                   3             $251,112.51                   0.69
13 - 24                                                 150           31,009,045.79                  85.13
25 - 36                                                  23            5,166,581.64                  14.18
-------------------------------------      -----------------      ------------------      -----------------
TOTAL:                                                  176          $36,426,739.94                 100.00
=====================================      =================      ==================      =================




                                    F R I E D M A N  B I L L I N G S  R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

                                                                 53